Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Tanke Biosciences Corporation for the period ended September 30, 2012, I, Guixiong Qiu, Chief Executive Officer of Tanke Biosciences Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended September 30, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 2012, fairly represents in all material respects, the financial condition and results of operations of Tanke Biosciences Corporation.

Dated: November 14, 2012	/s/ Guixiong Qiu
Guixiong Qiu
Chief Executive Officer (Principal Executive Officer)